UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06730

AB LARGE CAP GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2016

Date of reporting period: July 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

JUL    07.31.16

ANNUAL REPORT

AB LARGE CAP GROWTH FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

September 6, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Large Cap Growth Fund (the “Fund”) for the annual reporting period ended July 31, 2016.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality US companies. The Fund invests primarily in the domestic equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. The Fund emphasizes investments in large, seasoned companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.

The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities.

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended July 31, 2016.

During both periods, all share classes underperformed the benchmark, before sales charges. For the 12-month period, security selection in the consumer staples and financials sectors, as well as an underweight in telecommunications, detracted from relative returns. Security selection within the health care and consumer discretionary sectors contributed. An underweight in the energy sector also had a positive impact on returns. For the six-month period, security selection in the consumer discretionary and consumer staples sectors, and an underweight in materials and financials, had a negative impact on returns. Security selection was positive within the health care sector; an underweight in consumer staples also contributed.

The Fund did not utilize derivatives during the six- or 12-month periods.

AB LARGE CAP GROWTH FUND •	1

Market Review and Investment Strategy

Over the 12-month period, equity markets reflected investor concerns about potentially rising interest rates, falling oil prices, slowing global economies, uncertainty in China and the economic impact of Britain’s vote to leave the European Union. Through July, investors saw the unusual outperformance of both deflation and low interest-rate beneficiary stocks, concurrent with inflation and higher commodity price beneficiary stocks. In this environment investors sought price stability and income, preferring safe havens such as gold and sovereign debt. Currency markets were also turbulent. As a result, cyclical stocks lagged; value outperformed growth over the 12-month period, with the Russell 1000 Value Index gaining 5.38%, versus a 4.35% gain of the Russell 1000 Growth Index.

The Fund’s Senior Investment Management Team (the “Team”) believes fundamentals and earnings growth will be the most significant catalysts for stock performance, which has heightened the importance of active stock selection. The Fund remains conservatively positioned and focused on long-term success predicated on companies that consistently demonstrate high and persistent profitability and strong growth characteristics, as measured by high returns on assets (“ROA”) and revenue and earnings growth. The Team’s research indicates that the valuations of high ROA companies remain attractive, trading at discounts to both their long-term historical averages and the broader market.

2	• AB LARGE CAP GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Index represents the performance of 1,000 large-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk, because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB LARGE CAP GROWTH FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JULY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Large Cap Growth Fund*
Class A	10.08%	3.59%

Class B†	9.67%	2.79%

Class C	9.66%	2.82%

Advisor Class‡	10.22%	3.86%

Class R‡	9.89%	3.22%

Class K‡	10.07%	3.54%

Class I‡	10.28%	3.95%

Class Z‡	10.30%	3.97%

Russell 1000 Growth Index	12.42%	4.35%

*    Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2016, by 0.00% and 0.03%, respectively. Also includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended July 31, 2016, by 0.38% and 0.38%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information. The return shown reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America which differs from the net asset value calculated for shareholder transactions.

‡       Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB LARGE CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/31/06 TO 7/31/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Large Cap Growth Fund Class A shares (from 7/31/06 to 7/31/16) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB LARGE CAP GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.59%	-0.81%
5 Years	14.51%	13.52%
10 Years	10.74%	10.27%

Class B Shares
1 Year	2.79%	-0.89%
5 Years	13.57%	13.57%
10 Years(a)	10.00%	10.00%

Class C Shares
1 Year	2.82%	1.90%
5 Years	13.63%	13.63%
10 Years	9.88%	9.88%

Advisor Class Shares*
1 Year	3.86%	3.86%
5 Years	14.79%	14.79%
10 Years	11.01%	11.01%

Class R Shares*
1 Year	3.22%	3.22%
5 Years	14.17%	14.17%
10 Years	10.51%	10.51%

Class K Shares*
1 Year	3.54%	3.54%
5 Years	14.51%	14.51%
10 Years	10.84%	10.84%

Class I Shares*
1 Year	3.95%	3.95%
5 Years	14.91%	14.91%
10 Years	11.27%	11.27%

Class Z Shares*
1 Year	3.97%	3.97%
Since Inception†	6.16%	6.16%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.21%, 1.98%, 1.95%, 0.95%, 1.53%, 1.23%, 0.87% and 0.81% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 6/30/2015.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• AB LARGE CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-3.28%
5 Years	12.16%
10 Years	9.35%

Class B Shares
1 Year	-3.43%
5 Years	12.18%
10 Years(a)	9.09%

Class C Shares
1 Year	-0.65%
5 Years	12.26%
10 Years	8.97%

Advisor Class Shares*
1 Year	1.26%
5 Years	13.40%
10 Years	10.10%

Class R Shares*
1 Year	0.63%
5 Years	12.79%
10 Years	9.59%

Class K Shares*
1 Year	0.96%
5 Years	13.13%
10 Years	9.93%

Class I Shares*
1 Year	1.34%
5 Years	13.53%
10 Years	10.35%

Class Z Shares*
1 Year	1.36%
Since Inception†	1.36%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 6/30/2015.

See Disclosures, Risks and Note about Historical Performance on page 3.

AB LARGE CAP GROWTH FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,100.80	$6.01	1.15%
Hypothetical**	$1,000	$1,019.14	$5.77	1.15%
Class B
Actual	$1,000	$1,096.70	$10.06	1.93%
Hypothetical**	$1,000	$1,015.27	$9.67	1.93%
Class C
Actual	$1,000	$1,096.60	$9.96	1.91%
Hypothetical**	$1,000	$1,015.37	$9.57	1.91%
Advisor Class
Actual	$1,000	$1,102.20	$4.70	0.90%
Hypothetical**	$1,000	$1,020.39	$4.52	0.90%
Class R
Actual	$1,000	$1,098.90	$7.83	1.50%
Hypothetical**	$1,000	$1,017.40	$7.52	1.50%

(Expense Example continued on next page)

8	• AB LARGE CAP GROWTH FUND

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$1,100.70	$6.16	1.18%
Hypothetical**	$1,000	$1,019.00	$5.92	1.18%
Class I
Actual	$1,000	$1,102.80	$4.23	0.81%
Hypothetical**	$1,000	$1,020.84	$4.07	0.81%
Class Z
Actual	$1,000	$1,103.00	$4.13	0.79%
Hypothetical**	$1,000	$1,020.93	$3.97	0.79%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% annual return before expenses.

AB LARGE CAP GROWTH FUND •	9

Expense Example

PORTFOLIO SUMMARY

July 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,470.6

TEN LARGEST HOLDINGS†

July 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Alphabet, Inc. – Class A & Class C	$233,514,366	6.7%
Facebook, Inc. – Class A	210,834,954	6.1
Visa, Inc. – Class A	176,319,633	5.1
Home Depot, Inc. (The)	150,172,047	4.3
Apple, Inc.	137,692,882	4.0
Biogen, Inc.	133,897,212	3.9
UnitedHealth Group, Inc.	131,424,950	3.8
Intuitive Surgical, Inc.	112,165,557	3.2
CVS Health Corp.	97,259,386	2.8
Dollar Tree, Inc.	88,564,653	2.5
	$1,471,845,640	42.4%

*	All data are as of July 31, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The Fund’s sector breakdown is classified in the above pie chart and throughout this report according to the Russell sector classification scheme. The Russell sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on www.russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• AB LARGE CAP GROWTH FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

July 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 92.0%
Technology – 30.6%
Computer Services, Software & Systems – 19.1%
Adobe Systems, Inc.(a)	485,320	$47,493,415
Alphabet, Inc. – Class A(a)	34,765	27,510,935
Alphabet, Inc. – Class C(a)	267,958	206,003,431
ANSYS, Inc.(a)	53,303	4,763,156
Aspen Technology, Inc.(a)	466,310	19,533,726
Cognizant Technology Solutions Corp. – Class A(a)	940,630	54,076,819
Facebook, Inc. – Class A(a)	1,701,105	210,834,954
Intuit, Inc.	124,053	13,768,642
Palo Alto Networks, Inc.(a)	367,440	48,094,222
ServiceNow, Inc.(a)	299,896	22,468,208
Ultimate Software Group, Inc. (The)(a)	36,233	7,576,320

		662,123,828

Computer Technology – 4.0%
Apple, Inc.	1,321,302	137,692,882

Electronic Components – 0.9%
Amphenol Corp. – Class A	518,835	30,881,059

Semiconductors & Component – 5.4%
NVIDIA Corp.	1,196,018	68,292,628
Texas Instruments, Inc.	739,130	51,554,318
Xilinx, Inc.	1,345,380	68,722,010

		188,568,956

Telecommunications Equipment – 1.2%
Arista Networks, Inc.(a)(b)	603,256	42,994,055

		1,062,260,780

Consumer Discretionary – 24.0%
Auto Parts – 0.2%
WABCO Holdings, Inc.(a)	63,140	6,331,048

Cable Television Services – 3.5%
AMC Networks, Inc. – Class A(a)	715,445	39,607,035
Comcast Corp. – Class A	1,207,040	81,173,440

		120,780,475

Cosmetics – 1.3%
Estee Lauder Cos., Inc. (The) – Class A	473,500	43,988,150

Diversified Retail – 3.7%
Costco Wholesale Corp.	246,470	41,214,714
Dollar Tree, Inc.(a)	919,770	88,564,653

		129,779,367

Education Services – 0.0%
Bright Horizons Family Solutions, Inc.(a)	874	58,619

AB LARGE CAP GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Entertainment – 1.7%
Walt Disney Co. (The)	631,907	$60,631,477

Leisure Time – 1.7%
Priceline Group, Inc. (The)(a)	43,270	58,449,549

Restaurants – 2.6%
Starbucks Corp.	1,525,632	88,562,937

Specialty Retail – 6.9%
Home Depot, Inc. (The)	1,086,314	150,172,047
O’Reilly Automotive, Inc.(a)	96,260	27,976,044
Tractor Supply Co.	278,200	25,497,030
Ulta Salon Cosmetics & Fragrance, Inc.(a)	140,770	36,770,532

		240,415,653

Textiles, Apparel & Shoes – 2.4%
NIKE, Inc. – Class B	1,519,984	84,359,112

		833,356,387

Health Care – 19.6%
Biotechnology – 6.4%
Alexion Pharmaceuticals, Inc.(a)	682,999	87,833,672
Biogen, Inc.(a)	461,826	133,897,212

		221,730,884

Health Care Facilities – 0.4%
VCA, Inc.(a)	189,360	13,508,942

Health Care Management Services – 3.8%
UnitedHealth Group, Inc.	917,772	131,424,950

Health Care Services – 0.8%
Premier, Inc. – Class A(a)	897,597	29,351,422

Medical & Dental Instruments & Supplies – 2.1%
Align Technology, Inc.(a)	501,750	44,731,013
Edwards Lifesciences Corp.(a)	235,070	26,920,216

		71,651,229

Medical Equipment – 4.3%
Danaher Corp.	474,867	38,673,168
Intuitive Surgical, Inc.(a)	161,213	112,165,557

		150,838,725

Pharmaceuticals – 1.8%
Gilead Sciences, Inc.	787,210	62,559,579

		681,065,731

Financial Services – 6.7%
Asset Management & Custodian – 0.7%
BlackRock, Inc. – Class A	72,110	26,410,287

12	• AB LARGE CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Financial Data & Systems – 6.0%
Vantiv, Inc. – Class A(a)	566,270	$31,014,608
Visa, Inc. – Class A	2,259,060	176,319,633

		207,334,241

		233,744,528

Producer Durables – 5.1%
Aerospace – 0.8%
Rockwell Collins, Inc.	316,701	26,799,239

Diversified Manufacturing Operations – 1.5%
3M Co.	230,760	41,158,353
Fortive Corp.(a)	237,433	11,446,645

		52,604,998

Scientific Instruments: Control & Filter – 0.8%
Allegion PLC	85,000	6,153,150
IDEX Corp.	57,767	5,186,899
Roper Technologies, Inc.	109,340	18,627,162

		29,967,211

Scientific Instruments: Electrical – 1.1%
AO Smith Corp.	398,000	36,970,220

Scientific Instruments: Gauges & Meters – 0.9%
Mettler-Toledo International, Inc.(a)	73,470	30,211,599

		176,553,267

Consumer Staples – 4.7%
Beverage: Soft Drinks – 1.9%
Monster Beverage Corp.(a)	418,460	67,217,230

Drug & Grocery Store Chains – 2.8%
CVS Health Corp.	1,048,958	97,259,386

		164,476,616

Materials & Processing – 1.3%
Building Materials – 1.3%
Acuity Brands, Inc.	165,627	43,465,494

Energy – 0.0%
Alternative Energy – 0.0%
Core Laboratories NV	221	25,814

Total Common Stocks (cost $2,583,343,681)		3,194,948,617

AB LARGE CAP GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 6.3%
Investment Companies – 6.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(c)(d) (cost $217,622,971)	217,622,971	$217,622,971

Total Investments Before Security Lending Collateral for Securities Loaned – 98.3% (cost $2,800,966,652)		3,412,571,588

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.24%(c)(d) (cost $770,996)	770,996	770,996

Total Investments – 98.3% (cost $2,801,737,648)		3,413,342,584
Other assets less liabilities – 1.7%		57,291,517

Net Assets – 100.0%		$3,470,634,101

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

14	• AB LARGE CAP GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

July 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,583,343,681)	$3,194,948,617	(a)
Affiliated issuers (cost $218,393,967—including investment of cash collateral for securities loaned of $770,996)	218,393,967
Receivable for investment securities sold	83,186,968
Receivable for capital stock sold	16,794,238
Dividends and interest receivable	884,630
Receivable for capital contribution (see Note F)	12,740,967

Total assets	3,526,949,387

Liabilities
Due to custodian	256,314
Payable for investment securities purchased	45,009,900
Payable for capital stock redeemed	6,935,555
Advisory fee payable	2,055,939
Payable for collateral received on securities loaned	770,996
Distribution fee payable	705,085
Transfer Agent fee payable	181,853
Administrative fee payable	18,819
Accrued expenses	380,825

Total liabilities	56,315,286

Net Assets	$3,470,634,101

Composition of Net Assets
Capital stock, at par	$89,200
Additional paid-in capital	2,819,249,446
Undistributed net investment income	2,268,201
Accumulated net realized gain on investment and foreign currency transactions	37,422,318
Net unrealized appreciation on investments	611,604,936

	$3,470,634,101

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,552,235,672	39,684,398	$39.11	*

B	$26,546,424	879,624	$30.18

C	$390,432,665	12,787,307	$30.53

Advisor	$1,136,459,331	26,948,770	$42.17

R	$40,786,846	1,076,146	$37.90

K	$75,982,917	1,908,970	$39.80

I	$120,150,549	2,863,743	$41.96

Z	$128,039,697	3,050,637	$41.97

(a)	Includes securities on loan with a value of $771,537 (see Note E).

*	The maximum offering price per share for Class A shares was $40.85 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB LARGE CAP GROWTH FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended July 31, 2016

Investment Income
Dividends
Unaffiliated issuers	$22,293,543
Affiliated issuers	621,570
Interest	19
Securities lending income	208,824	$23,123,956

Expenses
Advisory fee (see Note B)	21,258,038
Distribution fee—Class A	3,611,638
Distribution fee—Class B	293,137
Distribution fee—Class C	3,167,212
Distribution fee—Class R	159,057
Distribution fee—Class K	172,173
Transfer agency—Class A	2,058,463
Transfer agency—Class B	54,035
Transfer agency—Class C	469,813
Transfer agency—Advisor Class	1,106,957
Transfer agency—Class R	78,525
Transfer agency—Class K	128,673
Transfer agency—Class I	97,133
Transfer agency—Class Z	8,373
Registration fees	261,382
Printing	235,229
Custodian	231,277
Audit and tax	54,198
Legal	53,287
Administrative	52,261
Directors’ fees	23,837
Miscellaneous	94,148

Total expenses	33,668,846
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(73,668)

Net expenses		33,595,178

Net investment loss		(10,471,222)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		61,442,727
Net change in unrealized appreciation/depreciation of investments		83,300,762

Net gain on investment transactions		144,743,489

Contributions from Affiliates (see Note B)		1,319

Net Increase in Net Assets from Operations		$134,273,586

See notes to financial statements.

16	• AB LARGE CAP GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(10,471,222)	$(7,439,311)
Net realized gain on investment and foreign currency transactions	61,442,727	330,419,001
Net change in unrealized appreciation/depreciation of investments	83,300,762	92,156,130
Contributions from Affiliates (see Note B)	1,319	– 0	–

Net increase in net assets from operations	134,273,586	415,135,820
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(125,374,271)	(168,376,181)
Class B	(3,357,748)	(6,451,293)
Class C	(32,339,662)	(39,553,053)
Advisor Class	(54,861,317)	(69,051,276)
Class R	(2,500,221)	(3,520,921)
Class K	(5,841,015)	(7,287,731)
Class I	(14,231,488)	(2,044,118)
Class Z	(2,114,281)	– 0	–
Capital Stock Transactions
Net increase	1,023,207,979	401,161,712
Capital Contributions
Proceeds from regulatory settlement (see Note F)	12,740,967	– 0	–

Total increase	929,602,529	520,012,959
Net Assets
Beginning of period	2,541,031,572	2,021,018,613

End of period (including undistributed net investment income of $2,268,201 and $0, respectively)	$3,470,634,101	$2,541,031,572

See notes to financial statements.

AB LARGE CAP GROWTH FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

July 31, 2016

NOTE A

Significant Accounting Policies

AB Large Cap Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective June 30, 2015 the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

18	• AB LARGE CAP GROWTH FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

AB LARGE CAP GROWTH FUND •	19

Notes to Financial Statements

Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

20	• AB LARGE CAP GROWTH FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$3,194,948,617		$	– 0	–	$	– 0	–	$3,194,948,617
Short-Term Investments	217,622,971			– 0	–		– 0	–	217,622,971
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	770,996			– 0	–		– 0	–	770,996

Total Investments in Securities	3,413,342,584			– 0	–		– 0	–	3,413,342,584
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$3,413,342,584		$	– 0	–	$	– 0	–	$3,413,342,584

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB LARGE CAP GROWTH FUND •	21

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions

22	• AB LARGE CAP GROWTH FUND

Notes to Financial Statements

are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit operating expenses of Class A shares on an annual basis to 1.25% of daily average net assets for Class A shares (the “Expense Cap”). For the year ended July 31, 2016, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2016, the reimbursement for such services amounted to $52,261.

During the year ended July 31, 2016, the Adviser reimbursed the Fund $1,319 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,592,494 for the year ended July 31, 2016.

AB LARGE CAP GROWTH FUND •	23

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $102,219 from the sale of Class A shares and received $9,327, $10,141 and $30,170 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to Government Money Market Portfolio’s effective advisory fee. For the year ended July 31, 2016, such waiver amounted to $71,495. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended July 31, 2016 is as follows:

Market Value July 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2016 (000)	Dividend Income (000)
$190,465	$1,436,693	$1,409,535	$217,623	$537

Brokerage commissions paid on investment transactions for the year ended July 31, 2016 amounted to $1,370,711, of which $614 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to both Class A shares and Class R shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of

24	• AB LARGE CAP GROWTH FUND

Notes to Financial Statements

Class A shares’ average daily net assets. Prior to October 31, 2014, payments under Class A shares were limited to an annual rate of .30% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $177,383,536, $19,376,923, $370,170 and $523,098 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,303,043,058		$1,588,328,558
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,824,835,989

Gross unrealized appreciation	$647,628,455
Gross unrealized depreciation	(59,121,860)

Net unrealized appreciation	$588,506,595

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended July 31, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by

AB LARGE CAP GROWTH FUND •	25

Notes to Financial Statements

taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 21, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2016, the Fund had securities on loan with a value of $771,537 and had received cash collateral which has been invested into Government Money Market Portfolio of $770,996. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $208,824, $81,060 and $3,517 from

26	• AB LARGE CAP GROWTH FUND

Notes to Financial Statements

the borrowers, AB Government Exchange Reserves and Government Money Market Portfolio, respectively, for the year ended July 31, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio the Adviser has agreed to waive a portion of advisory fee assessed by the Government Money Market Portfolio. For the year ended July 31, 2016, such waiver amounted to $2,173. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Government Exchange Reserves for the period August 1, 2015 to June 20, 2016 is as follows:

Market Value July 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 20, 2016 (000)
$30,258	$319,419	$349,677	$	– 0	–

A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the period June 21, 2016 to July 31, 2016 is as follows:

Market Value June 21, 2016 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value July 31, 2016 (000)
$	– 0	–	$45,011	$44,240	$771

NOTE F

Capital Stock

The Fund has allocated 27,000,000,000 of authorized shares of which 3,000,000,000 is allocated to each of Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z and 6,000,000,000 is allocated to Class B shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2016	Year Ended July 31, 2015

Class A
Shares sold	12,097,016	5,390,045	$459,119,204	$215,848,779

Shares issued in reinvestment of distributions	3,000,999	4,216,502	115,118,358	154,576,962

Shares converted from Class B	199,144	276,871	7,590,208	11,058,606

Shares redeemed	(10,208,523)	(5,070,631)	(386,987,101)	(201,532,501)

Net increase	5,088,636	4,812,787	$194,840,669	$179,951,846

AB LARGE CAP GROWTH FUND •	27

Notes to Financial Statements

	Shares		Amount
	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2016	Year Ended July 31, 2015

Class B
Shares sold	58,502	74,805	$1,751,629	$2,411,325

Shares issued in reinvestment of distributions	108,667	208,998	3,231,780	6,136,196

Shares converted to Class A	(254,721)	(341,784)	(7,590,208)	(11,058,604)

Shares redeemed	(102,253)	(180,075)	(3,035,699)	(5,849,590)

Net decrease	(189,805)	(238,056)	$(5,642,498)	$(8,360,673)

Class C
Shares sold	4,912,992	838,115	$146,686,142	$27,254,675

Shares issued in reinvestment of distributions	979,635	1,194,021	29,467,436	35,378,831

Shares redeemed	(1,336,007)	(896,457)	(39,954,646)	(29,346,161)

Net increase	4,556,620	1,135,679	$136,198,932	$33,287,345

Advisor Class
Shares sold	19,852,360	5,685,851	$801,442,075	$242,928,215

Shares issued in reinvestment of distributions	1,092,201	1,654,782	45,096,964	64,751,635

Shares redeemed	(6,517,212)	(5,727,728)	(263,729,624)	(242,994,337)

Net increase	14,427,349	1,612,905	$582,809,415	$64,685,513

Class R
Shares sold	633,691	230,417	$22,851,250	$8,972,423

Shares issued in reinvestment of distributions	67,030	98,295	2,496,856	3,520,918

Shares redeemed	(346,074)	(244,282)	(12,787,208)	(9,634,874)

Net increase	354,647	84,430	$12,560,898	$2,858,467

Class K
Shares sold	757,101	611,906	$29,315,577	$24,889,097

Shares issued in reinvestment of distributions	149,617	195,434	5,841,015	7,287,731

Shares redeemed	(617,659)	(418,274)	(23,640,057)	(16,937,308)

Net increase	289,059	389,066	$11,516,535	$15,239,520

Class I
Shares sold	2,297,076	3,575,278	$92,950,894	$149,561,271

Shares issued in reinvestment of distributions	343,124	52,523	14,088,667	2,043,684

Shares redeemed	(3,424,884)	(922,671)	(139,391,882)	(38,115,263)

Net increase (decrease)	(784,684)	2,705,130	$(32,352,321)	$113,489,692

28	• AB LARGE CAP GROWTH FUND

Notes to Financial Statements

	Shares			Amount
	Year Ended July 31, 2016	Year Ended July 31, 2015		Year Ended July 31, 2016	Year Ended July 31, 2015

Class Z(a)
Shares sold	3,803,899	234		$153,748,237	$10,002

Shares issued in reinvestment of distributions	51,473	– 0	–	2,113,463	– 0	–

Shares redeemed	(804,969)	– 0	–	(32,585,351)	– 0	–

Net increase	3,050,403	234		$123,276,349	$10,002

(a)	Commenced distribution on June 30, 2015.

For the year ended July 31, 2016, the Fund received proceeds of $12,740,967 in connection with a residual distribution from the Alliance Fair Fund relating to regulatory settlements in 2004. This amount is presented in the Fund’s statement of changes in net assets.

NOTE G

Risks Involved in Investing in the Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

AB LARGE CAP GROWTH FUND •	29

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2016 and July 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$7,816,842	$8,491,859
Net long-term capital gains	232,803,161	287,792,714

Total taxable distributions paid	$240,620,003	$296,284,573

As of July 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,268,201
Undistributed capital gains	60,520,659
Unrealized appreciation/(depreciation)	588,506,595	(a)

Total accumulated earnings/(deficit)	$651,295,455

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2016, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the redesignation of dividends, the tax treatment of proceeds from a settlement of regulatory proceedings, and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment and foreign currency transactions and a net increase to additional paid-in capital. These reclassifications had no effect on net assets.

30	• AB LARGE CAP GROWTH FUND

Notes to Financial Statements

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB LARGE CAP GROWTH FUND •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended July 31,
	2016	2015		2014		2013		2012

Net asset value, beginning of period	$ 41.19	$ 39.47		$ 33.98		$ 27.33		$ 26.15

Income From Investment Operations
Net investment loss(a)(b)	(.13)	(.12)		(.16)		(.11)		(.04)
Net realized and unrealized gain on investment and foreign currency transactions	1.40	7.57		7.26		6.76		1.22
Contributions from Affiliates	.00 (c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital contributions	.14	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.41	7.45		7.10		6.65		1.18

Less: Distributions
Distributions from net realized gain on investment transactions	(3.49)	(5.73)		(1.61)		– 0	–	– 0	–

Net asset value, end of period	$ 39.11	$ 41.19		$ 39.47		$ 33.98		$ 27.33

Total Return
Total investment return based on net asset value(d)*	3.59%	20.67%		21.23%		24.33%		4.51%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,551	$1,425		$1,176		$1,061		$940
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%	1.21%		1.25%		1.25%		1.25%
Expenses, before waivers/reimbursements	1.16%	1.21%		1.29%		1.33%		1.37%
Net investment loss(b)	(.35)%	(.30)%		(.43)%		(.36)%		(.14)%
Portfolio turnover rate	59%	74%		66%		68%		95%

See footnote summary on page 39.

32	• AB LARGE CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended July 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 32.81		$ 32.77		$ 28.67		$ 23.25		$ 22.45

Income From Investment Operations
Net investment loss(a)	(.34	)(b)	(.35)		(.38)		(.30)		(.23)
Net realized and unrealized gain on investment and foreign currency transactions	1.06		6.12		6.09		5.72		1.03
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital contributions	.14		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.86		5.77		5.71		5.42		.80

Less: Distributions
Distributions from net realized gain on investment transactions	(3.49)		(5.73)		(1.61)		– 0	–	– 0	–

Net asset value, end of period	$ 30.18		$ 32.81		$ 32.77		$ 28.67		$ 23.25

Total Return
Total investment return based on net asset value(d)*	2.79	%‡	19.66%		20.29%		23.31%		3.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,546		$35,089		$42,847		$50,425		$56,494
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.95%		1.98%		2.03%		2.09%		2.18%
Expenses, before waivers/reimbursements	1.96%		1.98%		2.03%		2.09%		2.18%
Net investment loss	(1.13	)%(b)	(1.06)%		(1.21)%		(1.19)%		(1.05)%
Portfolio turnover rate	59%		74%		66%		68%		95%

See footnote summary on page 39.

AB LARGE CAP GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended July 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 33.14		$ 33.02		$ 28.87		$ 23.41		$ 22.58

Income From Investment Operations
Net investment loss(a)	(.33	)(b)	(.34)		(.37)		(.30)		(.22)
Net realized and unrealized gain on investment and foreign currency transactions	1.07		6.19		6.13		5.76		1.05
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital contributions	.14		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.88		5.85		5.76		5.46		.83

Less: Distributions
Distributions from net realized gain on investment transactions	(3.49)		(5.73)		(1.61)		– 0	–	– 0	–

Net asset value, end of period	$ 30.53		$ 33.14		$ 33.02		$ 28.87		$ 23.41

Total Return
Total investment return based on net asset value(d)*	2.82%		19.77%		20.32%		23.32%		3.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$390,433		$272,789		$234,286		$208,720		$190,858
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.92%		1.95%		2.00%		2.05%		2.11%
Expenses, before waivers/reimbursements	1.92%		1.95%		2.00%		2.05%		2.11%
Net investment loss	(1.12	)%(b)	(1.04)%		(1.18)%		(1.16)%		(1.00)%
Portfolio turnover rate	59%		74%		66%		68%		95%

See footnote summary on page 39.

34	• AB LARGE CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended July 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 44.04		$ 41.73		$ 35.75		$ 28.69		$ 27.40

Income From Investment Operations
Net investment income (loss)(a)	(.05	)(b)	(.01)		(.07)		(.05)		.01
Net realized and unrealized gain on investment and foreign currency transactions	1.53		8.05		7.66		7.11		1.28
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital contributions	.14		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.62		8.04		7.59		7.06		1.29

Less: Distributions
Distributions from net realized gain on investment transactions	(3.49)		(5.73)		(1.61)		– 0	–	– 0	–

Net asset value, end of period	$ 42.17		$ 44.04		$ 41.73		$ 35.75		$ 28.69

Total Return
Total investment return based on net asset value(d)*	3.86%		20.99%		21.56%		24.61%		4.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,136,459		$551,440		$455,211		$392,438		$361,700
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%		.95%		.99%		1.03%		1.07%
Expenses, before waivers/reimbursements	.92%		.95%		.99%		1.03%		1.07%
Net investment income (loss)	(.12	)%(b)	(.03)%		(.17)%		(.14)%		.03%
Portfolio turnover rate	59%		74%		66%		68%		95%

See footnote summary on page 39.

AB LARGE CAP GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended July 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 40.16		$ 38.73		$ 33.46		$ 27.00		$ 25.89

Income From Investment Operations
Net investment loss(a)	(.26	)(b)	(.24)		(.26)		(.21)		(.13)
Net realized and unrealized gain on investment and foreign currency transactions	1.35		7.40		7.14		6.67		1.24
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital contributions	.14		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.23		7.16		6.88		6.46		1.11

Less: Distributions
Distributions from net realized gain on investment transactions	(3.49)		(5.73)		(1.61)		– 0	–	– 0	–

Net asset value, end of period	$ 37.90		$ 40.16		$ 38.73		$ 33.46		$ 27.00

Total Return
Total investment return based on net asset value(d)*	3.22%		20.28%		20.89%		23.93%		4.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,787		$28,972		$24,675		$19,594		$13,455
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%		1.53%		1.54%		1.56%		1.56%
Expenses, before waivers/reimbursements	1.52%		1.53%		1.54%		1.56%		1.56%
Net investment loss	(.72	)%(b)	(.62)%		(.72)%		(.68)%		(.49)%
Portfolio turnover rate	59%		74%		66%		68%		95%

See footnote summary on page 39.

36	• AB LARGE CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended July 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 41.88		$ 40.06		$ 34.46		$ 27.72		$ 26.50

Income From Investment Operations
Net investment loss(a)	(.15	)(b)	(.13)		(.16)		(.11)		(.04)
Net realized and unrealized gain on investment and foreign currency transactions	1.42		7.68		7.37		6.85		1.26
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital contributions	.14		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.41		7.55		7.21		6.74		1.22

Less: Distributions
Distributions from net realized gain on investment transactions	(3.49)		(5.73)		(1.61)		– 0	–	– 0	–

Net asset value, end of period	$ 39.80		$ 41.88		$ 40.06		$ 34.46		$ 27.72

Total Return
Total investment return based on net asset value(d)*	3.54%		20.61%		21.25%		24.31%		4.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,983		$67,836		$49,304		$49,878		$42,490
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.21%		1.23%		1.24%		1.25%		1.25%
Expenses, before waivers/reimbursements	1.21%		1.23%		1.24%		1.25%		1.25%
Net investment loss	(.40	)%(b)	(.33)%		(.42)%		(.36)%		(.15)%
Portfolio turnover rate	59%		74%		66%		68%		95%

See footnote summary on page 39.

AB LARGE CAP GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended July 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 43.80		$ 41.51		$ 35.54		$ 28.48		$ 27.15

Income From Investment Operations
Net investment income (loss)(a)	.00	(b)(d)	(.02)		(.03)		.00	(d)	.06
Net realized and unrealized gain on investment and foreign currency transactions	1.51		8.04		7.61		7.06		1.27
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–
Capital contributions	.14		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.65		8.02		7.58		7.06		1.33

Less: Distributions
Distributions from net realized gain on investment transactions	(3.49)		(5.73)		(1.61)		– 0	–	– 0	–

Net asset value, end of period	$ 41.96		$ 43.80		$ 41.51		$ 35.54		$ 28.48

Total Return
Total investment return based on net asset value(d)*	3.95%		21.02%		21.69%		24.79%		4.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$120,151		$159,794		$39,161		$36,168		$31,948
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.82%		.87%		.90%		.88%		.87%
Expenses, before waivers/reimbursements	.82%		.87%		.90%		.88%		.87%
Net investment income (loss)	.00	%(b)(f)	(.05)%		(.07)%		.00	%(e)	.24%
Portfolio turnover rate	59%		74%		66%		68%		95%

See footnote summary on page 39.

38	• AB LARGE CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended July 31, 2016		June 30, 2015(f) to July 31, 2015

Net asset value, beginning of period	$ 43.80		$ 42.68

Income From Investment Operations
Net investment loss(a)	(.04	)(b)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	1.56		1.13
Contributions from Affiliates	.00	(c)	– 0	–
Capital contributions	.14		– 0	–

Net increase in net asset value from operations	1.66		1.12

Less: Distributions
Distributions from net realized gain on investment transactions	(3.49)		– 0	–

Net asset value, end of period	$ 41.97		$ 43.80

Total Return
Total investment return based on net asset value(d)*	3.97%		2.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$128,040		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.79%		.81	%^
Expenses, before waivers/reimbursements	.79%		.81	%^
Net investment loss	(.10	)%(b)	(.35	)%^
Portfolio turnover rate	59%		74%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Amount is less than .005%.

(f)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2016, July 31, 2015, July 31, 2014, July 31, 2013 and July 31, 2012 by 0.03%, 0.06%, 0.38%, 0.01% and 2.81%, respectively.

Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended July 31, 2012 by 0.05%.

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended July 31, 2016 by 0.38%.

‡	The net asset value and total return include adjustments in accordance with accounting principals generally accepted within the Unites States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

AB LARGE CAP GROWTH FUND •	39

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Large Cap Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Large Cap Growth Fund, Inc. (the “Fund”), as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Large Cap Growth Fund, Inc. at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 28, 2016

40	• AB LARGE CAP GROWTH FUND

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended July 31, 2016. For corporate shareholders, 100.00% of dividends paid qualify for the dividends received deduction.

For the taxable year ended July 31, 2016, the Fund designates $7,816,842 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB LARGE CAP GROWTH FUND •	41

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Vice President

Vincent C. DuPont(2) , Vice President

John H. Fogarty(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team. Messrs. Caruso, DuPont and Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

42	• AB LARGE CAP GROWTH FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB LARGE CAP GROWTH FUND •	43

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

44	• AB LARGE CAP GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 84 (1992)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB LARGE CAP GROWTH FUND •	45

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

46	• AB LARGE CAP GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director and Advisor, Leadership Development, Strategy, Corporate Social Responsibility of Slalom Consulting (consulting) since 2014; Director of Graebel Companies, Inc. (relocation services) and member of the Risk Management, Audit and Compliance Committees since 2014; Director and member of Finance/Investment and Audit Committees of Norfolk & Dedham Group (property and casualty insurance) since 2011. She is also lead investment director for business and family assets at Sydney Associates (real estate development) from prior to 2011 to present and serves on a number of non-profit boards. Formerly, Principal and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has served as a director or trustee of the AB Funds since June 2016.	108	None

AB LARGE CAP GROWTH FUND •	47

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

48	• AB LARGE CAP GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his postion as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB LARGE CAP GROWTH FUND •	49

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 59	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Vincent C. DuPont 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

John H. Fogarty 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Phyllis J. Clarke 55	Controller	Vice President of ABIS**, with which she has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABFunds.com, for a free prospectus or SAI.

50	• AB LARGE CAP GROWTH FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Large Cap Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

AB LARGE CAP GROWTH FUND •	51

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the

52	• AB LARGE CAP GROWTH FUND

Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

AB LARGE CAP GROWTH FUND •	53

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the net assets of the Fund were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

54	• AB LARGE CAP GROWTH FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AB Large Cap Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee summary was completed on April 21, 2016 and discussed with the Board of Directors on May 3-5, 2016.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

AB LARGE CAP GROWTH FUND •	55

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Fund	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/16 ($MIL)
Large Cap Growth, Fund, Inc.	Growth	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$3,140.7

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $46,833 (0.002% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund’s Class A shares for that portion of its total operating expenses to the degree necessary to limit the Fund’s Class A shares’ total expense ratio to the amount set forth below for the Fund’s fiscal year. The expenses of the other share classes of the Fund are not capped. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ notice prior to the Fund’s prospectus update. During the most recently completed semi-annual period, the Fund’s Class A share was operating below its expense cap;

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

56	• AB LARGE CAP GROWTH FUND

accordingly, the expense limitation undertaking for the share class was of no effect. In addition, set forth below is the Fund’s annualized semi-annual gross expense ratio:5

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
Large Cap Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I Class Z	N/A 1.25 N/A N/A N/A N/A N/A N/A	%	0.93 1.17 1.97 1.93 1.54 1.23 0.83 0.80	% % % % % % % %	July 31 (ratios as of January 31, 2016)

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

AB LARGE CAP GROWTH FUND •	57

fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2016 net assets:8

Fund	Net Assets 3/31/16 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Large Cap Growth Fund, Inc.	$3,140.7	Large Cap Growth 0.80% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum account size: $25m	0.260%	0.730%

The Adviser also manages the AB Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.9 Since the Fund has an identical fee schedule as the AVPS Portfolio, the effective fee of the AVPS Portfolio is the same as that of the Fund

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

58	• AB LARGE CAP GROWTH FUND

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Large Cap Growth Fund, Inc.	Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for American Growth Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[10]
Large Cap Growth Fund, Inc.	American Growth Portfolio
	Class A	1.50%
	Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2016 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Large Cap Growth Fund, Inc.	Client #1	0.35% on first $50 million 0.30% on next $100 million 0.25% on the balance	0.253%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business

10	Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

AB LARGE CAP GROWTH FUND •	59

reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11,12 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

12	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

13	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Broadridge peer group.

60	• AB LARGE CAP GROWTH FUND

Fund	Contractual Management Fee (%)[15]	Broadridge EG Median (%)	Broadridge EG Rank
Large Cap Growth Fund, Inc.	0.740	0.664	11/14

Broadridge also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.16

Fund	Total Expense Ratio (%)[17]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Large Cap Growth Fund, Inc.	1.213	1.110	12/14	1.154	64/94

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2015, relative to 2014.

15	The contractual management fee does not reflect any expense reimbursements for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any expense reimbursements to the Fund for the expense cap that would effectively reduce the actual management fee.

16	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year end Class A total expense ratio.

AB LARGE CAP GROWTH FUND •	61

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $44,532, $6,506,659 and $39,076 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,589,059 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party

62	• AB LARGE CAP GROWTH FUND

clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

AB LARGE CAP GROWTH FUND •	63

Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund21 relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the periods ended February 29, 2016.23

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Large Cap Growth Fund, Inc.
1 year	-2.59	-6.82	-7.97	1/14	4/104
3 year	14.76	11.82	11.00	1/14	2/100
5 year	11.33	9.72	9.22	2/13	10/94
10 year	8.33	6.80	6.56	3/12	6/75

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Broadridge.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

64	• AB LARGE CAP GROWTH FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 29, 2016 Annualized Performance
					Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Large Cap Growth Fund, Inc.	-2.58	14.76	11.33	8.33	8.90	17.07	0.48	10
Russell 1000 Growth Index	-5.05	12.54	10.95	7.74	8.21	15.39	0.48	10
Inception Date: September 28, 1992

CONCLUSION:

The Senior Officer noted that the Fund has a relatively high advisory fee and total expense ratio and recommended that the Directors consider discussing with the Adviser possible actions to reduce the Fund’s advisory fees and total expenses. Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2016.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB LARGE CAP GROWTH FUND •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

66	• AB LARGE CAP GROWTH FUND

AB Family of Funds

NOTES

AB LARGE CAP GROWTH FUND •	67

NOTES

68	• AB LARGE CAP GROWTH FUND

AB LARGE CAP GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LCG-0151-0716

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Large Cap Growth	2015	$31,450		$16,753
	2016	$32,375		$20,367

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Large Cap Growth	2015	$395,003	$16,753
			$—
			$(16,753)
	2016	$327,912	$20,367
			$—
			$(20,367)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Large Cap Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 29, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 29, 2016